                       SECOND AMENDMENT TO LOAN AGREEMENT

                  This SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment") is entered into as of July 31, 2002, by and among OAKWOOD HOMES CORPORATION, a North Carolina corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower," and collectively as the "Borrowers"), the Lenders identified on the signature pages hereto (the "Lenders"), and FOOTHILL CAPITAL CORPORATION, in its capacity as agent (the "Agent") for the Lenders,

                              W I T N E S S E T H:

                  WHEREAS, the Borrowers, the Lenders and the Agent have entered into that certain Loan and Security Agreement dated as of January 22, 2002 (as the same may be modified, amended, restated or supplemented from time to time, the "Loan Agreement"), pursuant to which the Lenders have agreed to make loans and other financial accommodations to the Borrowers from time to time; and

                  WHEREAS, the Borrowers have requested that the Loan Agreement be modified and amended to, among other things, exclude certain non-cash charges incurred during the month of June, 2002 from the definition of EBITDA and Tangible Net Worth, and the Agent and the Lenders have agreed to the requested amendment on the terms and conditions set forth herein; and

                  NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement, and further agree as follows:

         1. Amendment to Section 1.1 of the Loan Agreement. Section 1.1 of the Loan Agreement, "Definitions" is hereby modified by:

                  (a) amending the definition of "Base Rate Margin" by deleting reference to "1.50 percentage points" and inserting "3.50 percentage points" in substitution thereof;

                  (b) deleting the definition of "Bill and Hold Letter" in its entirety;

                  (c) amending the definition of "EBITDA" to exclude the non-cash booking and impairment charge of $86,518,000 incurred by Borrower during the month of June, 2002 as a result of increase in guaranty requirements and servicer liabilities with respect to Securitized Transactions;

                  (d) deleting reference to "Bill and Hold Letter" set forth in clause (d) of the definition of "Eligible Accounts";

                  (e) deleting reference to "(except to the extent such Accounts are Eligible Bill and Hold Accounts)" set forth in clause (n) of the definition of "Eligible Accounts";

                  (f) deleting the definition of "Eligible Bill and Hold Accounts" in its entirety;

                  (g) deleting the definition of "Eligible Bill and Hold Sublimit" in its entirety;

                  (h) deleting reference to "3 years prior to any Advance date in 2002 and 2 years prior to any Advance date thereafter" set forth in clause
(f) of the definition of "Eligible Inventory" and inserting "2 years prior to any Advance date" in substitution thereof; and

                  (i) amending the definition of "Tangible Net Worth" to exclude the non-cash booking and impairment charge of $86,518,000 incurred by Borrower during the month of June, 2002 as a result of increase in guaranty requirements and servicer liabilities with respect to Securitized Transactions.

         2. Amendment to Section 2.1 of the Loan Agreement. Section 2.1 of the Loan Agreement, "Revolver Advances" is hereby modified and amended by deleting the proviso in the final clause of Section 2.1(a)(x)(i) related to Eligible Bill and Hold Accounts and the Eligible Bill and Hold Sublimit, in its entirety.

         3. Amendment to Section 2.6 of the Loan Agreement. Section 2.6 of the Loan Agreement, "Interest Rates and Letter of Credit Fee: Rates, Payments and Calculations" is hereby modified and amended as follows:

                  (a) Section 2.6(a) of the Loan Agreement, "Interest Rates" is hereby modified and amended by deleting the reference to "a per annum rate less than 7%" and inserting "a per annum rate less than 9%" in substitution thereof; and

                  (b) Section 2.6(b) of the Loan Agreement, "Letter of Credit Fee" is hereby modified and amended by deleting the reference to "3% per annum" and inserting "5% per annum" in substitution thereof.

         4. Amendment to Section 3.6 of the Loan Agreement. Section 3.6 of the Loan Agreement, "Early Termination by Borrowers" is hereby modified and amended by deleting the clause "provided, however, if at the time of such termination by the Required Lenders, no Default exists under Section 7.20, and no Event of Default under Sections 8.1, 8.3, 8.4, 8.5, 8.6, 8.10 or 8.11 shall have occurred, the Applicable Prepayment Premium otherwise payable hereunder shall be reduced by 50%" contained in the final sentence thereof, in its entirety.

         5. Amendment to Section 4.6 of the Loan Agreement. Section 4.6 of the Loan Agreement, "Right to Inspect" is hereby modified and amended by adding the following proviso after the final sentence in Section 4.6:

                  "Notwithstanding anything to the contrary in this Section 4.6, Borrowers acknowledge that Agent shall have the right to engage an advisor to review the Borrowers' business plans, cash flow, liquidity, securitizations and other related matters, and Borrowers further acknowledge and agree (x) to cooperate fully with such advisor, and (y) that the fees and expenses related to the engagement of such advisor shall constitute Lender Group Expenses, payable by Borrowers in accordance with the terms of this Agreement."

         6. Amendment to Section 6.8 of the Loan Agreement. Section 6.8 of the Loan Agreement, "Insurance" is hereby modified and amended by deleting the second sentence in Section 6.8(b) thereof in its entirety and inserting the following in substitution thereof:

                  "Agent shall have the exclusive right to adjust any losses payable under any such insurance policies in excess of $50,000, without any liability to Borrowers whatsoever in respect of such adjustments."

         7. Amendment to Section 6.18 of the Loan Agreement. Section 6.18 of the Loan Agreement, "Refinance or Extended Maturity Date for Senior Notes and Reset Debenture" is hereby modified and amended by deleting the reference to the "Agent in its discretion" in the final clause of Section 6.18 and inserting "Agent and the Required Lenders in their discretion" in substitution thereof.

         8. Amendment to Section 7.20 of the Loan Agreement. Section 7.20 of the Loan Agreement, "Financial Covenants" is hereby modified and amended by inserting the following sentence after the final sentence in Section 7.20:

                  "Failure to deliver, by August 31 of each year, the Projections described in this Section 7.20 in form and substance satisfactory to Agent shall constitute an Event of Default."

         9. No Other Waiver or Amendment. Except as otherwise set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents. Except for the amendment set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Loan Agreement or a course of dealing with the Agent or the Lenders at variance with the Loan Agreement such as to require further notice by the Agent or the Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future, except as expressly set forth herein. Each Borrower acknowledges and expressly agrees that the Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Loan Agreement and the other Loan Documents. The Borrowers have no knowledge of any challenge to the Agent's or any Lenders' claims arising under the Loan Documents, or to the effectiveness of the Loan Documents.

         10. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, the Agent shall have received all of the following:

                  (a) payment of an Agent's amendment fee from the Borrower in the amount of $50,000 (it being understood that, by execution and delivery of this Amendment, Borrower authorizes Agent to charge Borrower's Loan Account for such fee and such amount shall thereafter accrue interest at the rate applicable to Advances under the Loan Agreement in accordance with Section 2.6 of the Loan Agreement) payable to the Agent for its sole benefit;

                  (b) payment of a Lenders' amendment fee from the Borrower in the amount of

$450,000 (it being understood that, by execution and delivery of this Amendment, Borrower authorizes Agent to charge Borrower's Loan Account for such fee and such amount shall thereafter accrue interest at the rate applicable to Advances under the Loan Agreement in accordance with Section 2.6 of the Loan Agreement) which shall be for the benefit of the Lenders in accordance with each Lender's Pro Rata Share;

                  (c) fully executed and delivered counterparts of this Amendment by the Borrowers, Lenders and Agent;

                  (d) such other information, documents, instruments or approvals as the Agent or the Agent's counsel may reasonably require.

         11. Representations and Warranties of Borrowers. Each Borrower represents and warrants to the Agent and the Lenders as follows:

                  (a) Each Borrower is a corporation, limited liability company, or limited partnership organized or formed, as the case may be, validly existing and in good standing under the laws of the jurisdiction indicated on the signature pages hereto and in all other jurisdictions in which the failure to be so qualified reasonably could be expected to constitute a Material Adverse Change;

                  (b) The execution, delivery, and performance by each Borrower of this Amendment and the Loan Documents to which it is a party, as amended hereby, are within such Borrower's corporate, limited liability company, or partnership authority, have been duly authorized by all necessary corporate, limited liability company, or partnership action and do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to such Borrower, the Governing Documents of any Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on any Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Borrower, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of any Borrower, other than Permitted Liens, or (iv) require any approval of any Borrower's shareholders, partners, or members or any approval or consent of any Person under any material contractual obligation of any Borrower;

                  (c) The execution, delivery, and performance by each Borrower of this Amendment and the Loan Documents to which it is a party, as amended hereby, do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person;

                  (d) This Amendment and each other Loan Document to which each Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by each Borrower will be the legally valid and binding obligations of such Borrower, enforceable against each Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally; and

                  (e) No Default or Event of Default is existing.

         12. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

         13. Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement" "thereunder", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

         14. Costs, Expenses and Taxes. Borrowers agree to pay on demand all reasonable costs and expenses in connection with the preparation, execution, and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

         15. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia, and shall be construed, interpreted, performed and enforced in accordance therewith.

         16. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.


               [THE REMAINDER OF THE PAGE IS INTENTIONALLY BLANK.]

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first written above.


                                       BORROWERS:
                                       OAKWOOD HOMES CORPORATION,
                                       a North Carolina corporation


                                       /s/ Robert A. Smith
                                       -----------------------------------------
                                       By:  Robert A. Smith
                                       Its: Executive Vice President



                                       OAKWOOD ACCEPTANCE CORPORATION,
                                       LLC, a Delaware limited liability company


                                       /s/ Robert A. Smith
                                       -----------------------------------------
                                       By:  Robert A. Smith
                                       Its: Vice President



                                       OAKWOOD SHARED SERVICES, LLC,
                                       a Delaware limited liability company


                                       /s/ Robert A. Smith
                                       -----------------------------------------
                                       By:  Robert A. Smith
                                       Its: Vice President



                                       OAKWOOD MOBILE HOMES, INC.,
                                       a North Carolina corporation


                                       /s/ Robert A. Smith
                                       -----------------------------------------
                                       By:  Robert A. Smith
                                       Its: Vice President




                       SECOND AMENDMENT TO LOAN AGREEMENT
                                Signature Page 1

                                       CREST CAPITAL LLC, a Nevada limited
                                       liability company


                                       /s/ Monte L. Miller
                                       -----------------------------------------
                                       By:  Monte L. Miller
                                       Its: Vice President


                                       FSI FINANCIAL SERVICES, INC.,
                                       a Michigan corporation


                                       /s/ Robert A. Smith
                                       -----------------------------------------
                                       By:  Robert A. Smith
                                       Its: Vice President


                                       TRI-STATE INSURANCE AGENCY, INC.,
                                       a Michigan corporation


                                       /s/ Robert A. Smith
                                       -----------------------------------------
                                       By:  Robert A. Smith
                                       Its: Vice President


                                       HBOS MANUFACTURING, LP,
                                       a Delaware limited partnership

                                            By:  Oakwood Mobile Homes, Inc.,
                                                 Its General partner


                                       /s/ Robert A. Smith
                                       -----------------------------------------
                                       By:  Robert A. Smith
                                       Its: Vice President



                       SECOND AMENDMENT TO LOAN AGREEMENT
                                Signature Page 2

                                       PREFERRED HOUSING SERVICES, LP, a
                                       Delaware limited partnership

                                            By:  Oakwood Mobile Homes, Inc.,
                                                 Its General partner


                                       /s/ Robert A. Smith
                                       -----------------------------------------
                                       By:  Robert A. Smith
                                       Its: Vice President



                                       NEW DIMENSION HOMES, INC.,
                                       a Delaware corporation


                                       /s/ Robert A. Smith
                                       -----------------------------------------
                                       By:  Robert A. Smith
                                       Its: Vice President



                                       GOLDEN WEST LEASING, LLC,
                                       a Nevada limited liability company


                                       /s/ Monte L. Miller
                                       -----------------------------------------
                                       By:  Monte L. Miller
                                       Its: Vice President



                                       DREAMSTREET COMPANY, LLC,
                                       a Delaware limited liability company


                                       /s/ Robert A. Smith
                                       -----------------------------------------
                                       By:  Robert A. Smith
                                       Its: Vice President



                       SECOND AMENDMENT TO LOAN AGREEMENT
                                Signature Page 3

                                       HOME SERVICE CONTRACT, INC., a
                                       Michigan corporation


                                       /s/ Robert A. Smith
                                       -----------------------------------------
                                       By:  Robert A. Smith
                                       Its: Vice President



                                       SUBURBAN HOME SALES, INC., a
                                       Michigan corporation


                                       /s/ Robert A. Smith
                                       -----------------------------------------
                                       By:  Robert A. Smith
                                       Its: Vice President







                       SECOND AMENDMENT TO LOAN AGREEMENT
                                Signature Page 4

                                       AGENT:

                                       FOOTHILL CAPITAL CORPORATION,
                                       a California corporation, as Agent


                                       /s/ Renee D. Lefebvre
                                       -----------------------------------------
                                       By:  Renee D. Lefebvre
                                       Its: VP


                                       LENDERS:

                                       FOOTHILL CAPITAL CORPORATION,
                                       as Lender and Issuing Bank


                                       /s/ Renee D. Lefebvre
                                       -----------------------------------------
                                       By:  Renee D. Lefebvre
                                       Its: VP


                                       TEXTRON FINANCIAL CORPORATION,
                                       as Lender

                                       /s/ Christopher A. Goukos
                                       -----------------------------------------
                                       By: Christopher A. Goukos
                                       Its: President, Consumer Lending Division


                                       THE CIT GROUP/BUSINESS CREDIT, INC.,
                                       as Lender


                                       /s/ Dominick A. Varipapa
                                       -----------------------------------------
                                       By:  Dominick A. Varipapa
                                       Its: Assistant Vice President





                       SECOND AMENDMENT TO LOAN AGREEMENT
                                Signature Page 5